Scudder Variable Life Investment Fund

Money Market Portfolio
Bond Portfolio
Balanced Portfolio
Growth and Income Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
International Portfolio

Supplement to Prospectus
Dated May 1, 1997

Scudder Variable Life Investment Fund's investment adviser, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc., and Scudder has changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper now manages in excess of $200 billion in assets.

The transaction between Scudder and Zurich resulted in the termination of each Portfolio's investment management agreement with Scudder. However, new investment management agreements between each Portfolio and Scudder Kemper were approved by the Board of Trustees. A special meeting of shareholders (the "Special Meeting") of the Fund was held in October, 1997, at which time the shareholders also approved the new investment management agreements. The new investment management agreements (each an "Investment Management Agreement" and, collectively, the "Investment Management Agreements") are all effective as of December 31, 1997 and each will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement.

Each Portfolio's Investment Management Agreement is the same in all material respects as the corresponding previous investment management agreement, except that Scudder Kemper is the new investment adviser to each Portfolio.

Each Portfolio's fundamental policies have been amended by a vote of shareholders at the Special Meeting. Following is a list of each Portfolio's amended and restated fundamental policies. As a matter of fundamental policy, each Portfolio will not:

     o borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     o issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     o concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


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     o    purchase  physical  commodities  or  contracts  relating  to  physical commodities;

     o engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     o purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

     o make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Portfolio's investment objective and policies may be deemed to be loans.

Each Portfolio's non-fundamental borrowing and lending policies have been amended by the Board of Trustees as follows:

     o For Money Market Portfolio: the Portfolio does not currently intend to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

     o For all other Portfolios: the Portfolio does not currently intend to borrow money in an amount greater than 5% of its total assets, except
          (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings.

     o Each Portfolio currently does not intend to lend portfolio securities in an amount greater than 5% of its total assets.

On  January  1,  1998,  the  following  lead  portfolio   managers  will  assume
responsibility for each listed portfolio's day-to-day operations and overall investment strategy. This list reflects only new lead portfolio management responsibilities; these individuals may also serve as lead portfolio managers on additional funds.

Frank J. Rachwalski, Jr.'s management responsibilities include Money Market Portfolio. Mr. Rachwalski joined Zurich Kemper in 1973. Mr. Rachwalski has more than 20 years of experience managing money market portfolios.

Stephen A. Wohler's management responsibilities include Bond Portfolio. Mr. Wohler has over 17 years of experience managing fixed-income investments and has been with the Adviser since 1979.

December 31, 1997